COMBINED STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
REVENUES
Oil, natural gas, and related product sales	$ 197,545,818	$ 28,290,460	$ 23,282,767
EXPENSES
Lease operating expenses	12,361,625	5,146,922	2,668,218
Production taxes	10,807,624	1,815,408	1,368,712
Depletion and accretion expense	60,533,801	22,130,049	17,100,435
Professional fees	1,552,702	790,010	939,246
Management fees	3,877,500	3,877,500	3,877,500
General and administrative	832,573	498,209	143,939
Organizational expenses			21,496
Total expenses	89,965,825	34,258,098	26,119,546
Net operating income (loss)	107,579,993	(5,967,638)	(2,836,779)
OTHER EXPENSE
Gain/(loss) on derivative contracts	(17,314,944)	2,928,004	137,440
Interest expense	(1,398,798)	(428,187)	(509,242)
Total other income (expense)	(18,713,742)	2,499,817	(371,802)
NET INCOME/(LOSS)	$ 88,866,251	$ (3,467,821)	$ (3,208,581)